EXHIBIT 10.11

PLACEMENT AGENCY AGREEMENT

Thomas Securities LLC
d.b.a. Thomas Group Capital
3414 Peachtree Road, N.E., Suite 656 Atlanta, GA 30326
Attn: Thomas Borbone

Gentlemen:

This Placement Agent Agreement (the "Agreement") is made this 4th day of April 2008 by and between East Coast Ethanol, LLC, a Delaware limited liability company having an address of 1907 Thurmond Mall, Columbia, SC 29202 (the "Company") and Thomas Securities LLC, a Delaware limited liability company (d.b.a. Thomas Group Capital)(the "Placement Agent").

1. AGREEMENT TO ACT AS PLACEMENT AGENT; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a)    Subject to subsection 1(a)(i) below, the Company hereby authorizes the Placement Agent to act (x) as its exclusive selling agent and registered broker-dealer for all sales of the Company's securities within the States identified on Exhibit A attached hereto (the "Exclusive Territory") and (y) as its non-exclusive selling agent for all sales of the Company's securities outside of the Exclusive Territory. The Company is offering and soliciting, offers for the purchase of equity interests (the "Units") in the Company as part of a registered public offering (the "Offering") by the Company as described in the prospectus initially filed by the Company with the Securities and Exchange Commission (the "SEC" or "Commission") as part of Form SB-2 on January 29, 2008, a copy of which is attached hereto as Exhibit B (together with any subsequently filed updates or amendments thereto, the "Prospectus").

(i)
Upon the six (6) month anniversary of the date of effectiveness of the Company's registration statement related to the Offering, the Company shall have the option to terminate the exclusivity of the relationship between the Company and the Placement Agent in the Exclusive Territory such that the Company shall be able to engage one or more party(ies) other than the Placement Agent to act as its selling or placement agent for purposes of selling the Company's securities in the Exclusive Territory; provided, however, that in the event the Company exercises such option, the Placement Agent shall only he obligated to continue its relationship as the Company's registered broker-dealer and placement agent in the Exclusive Territory if (x) each additional selling or placement agent engaged by the Company is a registered broker-dealer. and (y) the Placement Agent retains the right to participate in a syndicate in the sale and distribution of the Company's securities in the Exclusive Territory through any and all sales facilitated by such additional selling or placement agent(s). In the event the Company exercises its option to terminate the exclusivity of its relationship with the Placement Agent in the Exclusive Territory and any new or additional selling agent or placement agent engaged by the Company acts in a finder's capacity and is not a registered broker-dealer, the Placement Agent shall have the option to terminate its relationship with the Company and its duties and responsibilities hereunder, including, without limitation, its responsibilities as the Company's registered broker-dealer, shall be terminated. The Company's exercise of the option described herein shall be exercised by giving written notice to the Placement Agent pursuant to Section 12 of this Agreement.

(ii)
Until the earlier of the termination of this Agreement, the six (6) month anniversary of the effectiveness of the Company's registration statement related to the Offering or the Closing Date (as defined in Section 3 hereof), the Company shall not, within the Exclusive Territory, without the prior consent of the Placement Agent, solicit or accept offers to purchase Units otherwise than through the Placement Agent.

(b)    Placement of the Units by the Placement Agent will be made on a "best efforts" basis. The Placement Agent represents and warrants to the Company that it is registered as a Broker Dealer with the Financial Industry Regulatory Authority ("FINRA"). The minimum subscription for Units shall he one Unit. The Units will be offered for a period of time (the "Offering Period") commencing on the effective date of the final Form SB-2 or on Form S-1/A filed by the Company, and ending no later than twelve (12) months from the effective date unless extended in accordance with the Prospectus. The Offering will be for a minimum amount of $253,650,000 and a maximum amount of $591,825,000. Subscriptions for the Units will be accepted by the Company at a price of $15,000.00 per Unit (the "Offering Price"). The Placement Agent agrees, as agent of the Company, to use its best efforts to solicit offers to purchase the Units from the Company on the terms and subject to the conditions set forth in the Prospectus (as defined below) and in accordance with the Company's requests. The Placement Agent shall make commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Units has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to purchase any Units for its own account and, in soliciting purchases of Units, the Placement Agent shall act solely as the Company's agent and not as principal. Notwithstanding the foregoing and except as otherwise provided in Section 1(c), it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Units from the Company as principal and any such purchases by the Placement Agent (or its affiliates) shall be disclosed to the Company (including the identity of such purchaser).

(c)    Subject to the provisions of this Section 1, offers for the purchase of Units may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Units received by it as agent of the Company. The Company shall have the sole right in its absolute discretion to accept offers to purchase the Units and in its absolute discretion may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, subject to giving prior notice to the Company, to reject any offer to purchase Units received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

(d)    The purchases of the Units by the Purchasers shall be evidenced by the execution of the subscription agreements in form and substance as approved by the Company and Placement Agent ("Subscription Agreements") by each of the parties thereto.

(e)    As compensation for services rendered, on the Closing Date the Company shall pay to the Placement Agent, (a) in cash on the Closing Date by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount equal to four and one-half percent (4.5%) of the gross proceeds received by the Company from the sale of (i) all Units sold within the Exclusive Territory prior to the Company's termination of its exclusive relationship with the Placement Agent in accordance with Section 1(a)(i) above (the time period commencing on the date hereof and ending upon such termination is referred to herein as the "Exclusive Period"), (ii) all Units sold subsequent to the Exclusive Period to Purchasers identified and solicited by the Placement Agent within the Exclusive Territory, and (iii) all Units sold to Purchasers identified and solicited by the Placement Agent outside the Exclusive Territory, and (b) warrants ("Warrants") to purchase, at purchase price equal to the Offering Price, a number of Units equal to three and one-half percent of all Units upon which the fee equal to four and one-half percent (4.5%) is calculated pursuant to the immediately preceding sentence of this subsection (e). The Warrants earned by the Placement Agent hereunder shall be issued to the Placement Agent on the Closing Date and shall be exercisable, at the Offering Price, for a period of ten (10) years from and after the Closing Date. Notwithstanding Section l(f) below, for purposes of this provision, a Unit shall be deemed "sold" at the earlier of the receipt by the Company (or its agent) of an executed Indication of Interest (in such form as may be promulgated by the Company) that subsequently results in an executed Subscription Agreement or an executed Subscription Agreement, regardless of whether or not the Company has accepted such Subscription Agreement (but, for clarification, the fee with respect to any such "sold" Unit will not be due and payable until the disbursement to the Company of the funds paid for such Unit on the Closing Date).

Further, in no event shall the cash portion of the fee payable pursuant to subsection 1(e)(a) above be less than $50,000.

(f)    No Units which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, until such Units shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Units to a Purchaser with whom it has entered into a binding Subscription Agreement, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Placement Agent that:

(a)    As of the date of the initial filing of the registration statement with the Commission, the Company met the requirements for use of Form SB-2 under the Securities Act of 1933, as amended (the "Securities Act"), and filed with the Commission a registration statement on such form (the "Initial Registration Statement") identified as Registration File No. 333-148905. Subsequently, the Commission adopted a new system of disclosure rules for smaller companies, which became effective as of February 4, 2008, for the registration of securities under the Securities Act whereby amendments to all registration statements originally filed on Form SB-2 must be made on the standard Form S-1 or S-3, as applicable, but may follow the Form SB-2 disclosure format up to August 4, 2008. Accordingly, the Company will file all future amendments to the Initial Registration Statement on Form S-1/A. The Initial Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all material respects with said Rule. The Initial Registration Statement, the exhibits thereto, and any amendments filed with respect thereto from time to time, are hereinafter collectively called the "Registration Statement." Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (the "Incorporated Documents") which may be filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after the date of this Agreement, or the issue date of the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Prospectus, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described," "set forth" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission. All references in this Agreement to the Registration Statement and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

(b)    The Registration Statement (and any further documents to be filed with the Commission) contains or will contain, at the time of its effectiveness, all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied or will comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, each as of its effective date, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. The Prospectus, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement or Prospectus in reliance upon and in conformity with information concerning the Placement Agent and furnished by or on behalf of the Placement Agent for use in the Registration Statement or Prospectus. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents presently required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Prospectus, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c)    The Company has delivered. or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Prospectus, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the completion of the distribution of the Units, any offering material in connection with the offering and sale of the Units other than the Prospectus, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

(d)    The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business as a foreign limited liability company and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company taken as a whole (a "Material Adverse Effect"). The Company has no subsidiaries.

(e)    The Units to be issued and sold by the Company hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The Units conform to the description thereof contained in the Prospectus.

(f)    The Company has an authorized capitalization as set forth in the Prospectus, all of the issued and outstanding membership interests of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Prospectus. None of the outstanding Units was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company, except for such rights as may have been fully satisfied or waived. There are no authorized options or authorized or outstanding warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any membership interest of the Company that have been granted by the Company other than those accurately described in the Prospectus.

(g)    The Company has the full right, power and authority to enter into this Agreement and each of the Subscription Agreements and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement and each of the Subscription Agreements has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(h)    The execution, delivery and performance of this Agreement and the Subscription Agreements by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of (A) the certificate of organization or operating agreement of the Company or (B) any statute, law, rule or regulation or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of their properties or assets, except, with respect to clause (B), any violation which, singularly or in the aggregate, would not have a Material Adverse Effect.

(i)    There is no contract, lease, instrument or other document of a character required by the Securities Act or the Rules and Regulations to be described in the Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and all statements summarizing any such contracts, leases, instruments or other documents or legal matters contained in the Registration Statement are accurate and complete in all material respects. Other than as described in the Prospectus, no such contract, lease, instrument or other document has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, the Company has not sent or received any communication regarding intent not to renew any such contract, lease, instrument or other document, and the Company has not received notice or any other knowledge of any such pending or threatened suspension, termination or non-renewal, except for such pending or threatened suspensions, terminations or non-renewals that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

(j)    All existing minute books of the Company, including all existing records of all meetings and actions of the board of directors (including, Audit, Compensation, Nomination/Corporate Governance and other board committees, if any) and members of the Company through the date of the latest meeting and action (collectively, the "Corporate Records") have been made available to the Placement Agent and counsel for the Placement Agent. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions of the Company that are not properly approved and/or recorded in the Corporate Records.

(k)    No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Subscription Agreements, except such as have been obtained or will be obtained or made under the Securities Act or the Exchange Act, such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Units by the Company in the manner contemplated herein and in the Prospectus.

(1)    Except as described in the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Units or other equity interests of the Company, and (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Units or other securities of the Company. Except as provided herein, no person has the right to act as an underwriter, placement agent or financial advisor to the Company for sales of the Company's Units within the Exclusive Territory. Except as described in the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any Units or other securities of the Company, or to include any such Units or securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise, except for persons and entities who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 90 days after the date hereof.

(m)    The financial statements, together with the related notes and schedules, of the Company included in the Prospectus or the Registration Statement, or incorporated by reference therein, as the case may be, present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply in all material respects with the Securities Act and the Rules and Regulations thereunder, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the Prospectus or the Registration Statement, or incorporated by reference therein, as the case may be.

(n)    Except as set forth in the Prospectus, there is no legal or governmental proceeding pending to which the Company is a party or of which any property or assets of the Company is the subject which is required to he described in the Prospectus and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company, would be likely to have a Material Adverse Effect or prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company's knowledge, except as set forth in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(o)    The Company has good and marketable title to all property (real and personal) described in the Registration Statement and the Prospectus being owned by the Company, free and clear of any claim, lien, encumbrance, security interest, defect or restriction upon voting or transfer or any other claim of any kind ("Liens"), except as described in the Prospectus or for those Liens that do not materially interfere with the use made or proposed to be made of such property by the Company or that would not have a Material Adverse Effect; all the property described in the Registration Statement and the Prospectus as being held under lease by the Company is held thereby under valid, subsisting and enforceable leases except where the failure to be valid, subsisting or enforceable would not have a Material Adverse Effect.

(p)    The Company is not (i) in violation of any provision of its certificate of organization or operating agreement, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable, except, with respect to clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

(q)    Except as set forth in the Registration Statement and Prospectus, the contracts described in the Prospectus or incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

(t)    The Company maintains insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect.

(u)    Except as set forth in the Registration Statement and Prospectus, the Company has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to conduct its businesses (collectively, "Permits"), except for such Permits which the failure to obtain or comply with could not reasonably be expected to have a Material Adverse Effect, and is in compliance with the terms and conditions of all such Permits; all of such Permits held by the Company are valid and in full force and effect except as could not have a Material Adverse Effect; there is no pending or threatened action, suit, claim or proceeding which may cause any such Permit to be limited, revoked, cancelled, suspended, modified or not renewed and the Company has not received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus.

(v)    Hein & Associates LLP, who has certified certain financial statements of the Company and delivered its report with respect to the audited consolidated financial statements and schedules included in the Prospectus or the Registration Statement, or incorporated by reference therein, as the case may be, is an independent public accountant with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

(w)    The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in the Prospectus) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in the Prospectus.

(x)    The Company maintains "disclosure controls and procedures" (as defined in Rule 13a-15 and 15d-15 under the Exchange Act), and such controls and procedures are designed (i) to ensure that information required to be disclosed by the Company in the reports that it may be required to file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and (ii) to ensure that information required to be disclosed by the Company in the reports that it may be required to file or submit under the Exchange Act is accumulated and communicated to the Company's management. including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. There has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Company is in compliance in all respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (and intends to comply with all applicable provisions that are not yet effective upon effectiveness).

(y)    The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(z)    Except as set forth in the Registration Statement and Prospectus, the Company (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. To the best of its knowledge, the Company has not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(aa)    In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singularly or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus.

(bb)    The Company owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights, trade secrets and other proprietary information described in the Registration Statement and Prospectus, if any, as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the "Intellectual Property") and the Company is unaware of any claim to the contrary or challenge by any other person to the rights of the Company with respect to the Intellectual Property. To the Company's knowledge, the Company has neither infringed nor is infringing the intellectual property of a third party nor has the Company received notice of a claim by a third party to the contrary.

(cc)    The Company has not failed to file with the applicable regulatory authorities any material filing, declaration, listing, registration, report or submission; all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed, except where the failure to be in compliance did not, singularly or in the aggregate, have a Material Adverse Effect, and, except as described in the Prospectus, the Company has not been notified that any material deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions.

(dd)    No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Prospectus and which is not so described.

(ee)    Neither the Company nor, to the Company's knowledge, any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company, has, directly or indirectly, while acting on behalf of the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses, or received or retained any funds, relating to political activity; (ii) made any unlawful payment from corporate funds to, or received or retained any unlawful funds from, foreign or domestic government officials or employees or to or from foreign or domestic political parties or campaigns; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment or received or retained any other unlawful funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

(ff)    The Company is nor or, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Prospectus, will not become an "investment company" as defined in the Investment Company Act of 1940, as amended.

(gg)    Other than as set forth in the Registration Statement and Prospectus, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Units.

(hh)    The Company has not sustained, since the date of the latest audited financial statements included in the Prospectus, or incorporated by reference therein, as the case may be, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Prospectus.

(ii)    Except as set forth in or as otherwise contemplated by the Registration Statement or the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the business, properties, management, financial condition or results of operations of the Company taken as a whole, (ii) any transaction which is material to the Company taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company outside the ordinary course of business, which is material to the Company taken as a whole, (iv) any change in the membership interests (other than the issuance of shares of Units upon exercise of options and warrants disclosed as outstanding in the Registration Statement and the Prospectus or outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made on the membership interests of the Company.

(jj)    Any statistical and market-related data included in the Registration Statement or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(ll)    The Company has not taken, nor to the Company's knowledge, have any of its respective directors, officers or affiliates (within the meaning of Rule 144 promulgated under the Securities Act) taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Units in violation of Regulation M under the Exchange Act.

(mm)    Neither the Company, nor to the Company's knowledge, has any director or executive officer, been the subject of any of the disqualification provisions contained in the Securities Act or the Exchange Act. Without limiting the generality of the foregoing, neither the Company, nor to the Company's knowledge, any director or executive officer,: (i) has been the subject of any pending proceeding or examination under Section 8 of the Securities Act, or has been the subject of any refusal order or stop order thereunder within 10 years prior to the date of this Agreement; (ii) is subject to any pending proceeding under Rule 258 or any similar section adopted under Section 3(b) of the Securities Act, or to an order entered thereunder within 10 years prior to the date of this Agreement; (iii) has been convicted within 10 years of this Agreement of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser; (iv) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or is subject to any order, judgment or decree of any court of competent jurisdiction, entered within 10 years prior to the filing of such offering statement, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser; (v) is subject to a United States Postal Service false representation order entered under 39 U.S.C. §3005 within 10 years prior to the date of this Agreement, or is subject to a temporary restraining order or preliminary injunction entered under 39 U.S.C. §3007 with respect to conduct alleged to have violated 39 U.S.C. §3005; (vi) is subject to an order of the Commission entered pursuant to section 15(b), 15B(a), or 15B(c) of the Exchange Act, or section 203(e) or (f) of the Investment Advisers Act of 1940; or (vii) is suspended or expelled from membership in, or suspended or barred from association with a member of, a national securities exchange registered under section 6 of the Exchange Act or a national securities association registered under section 15A of the Exchange Act for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

Any certificate signed by any officer of the Company and delivered to the Placement Agent or counsel for the Placement Agent in connection with the offering of the Units shall be deemed a representation and warranty by the Company as to the matters covered thereby, to the Placement Agent.

3.    THE CLOSING. The time and date of closing and delivery of the documents required to be delivered to the Placement Agent pursuant to Section 6 hereof shall be at 10:00 A.M., local time, on the date the Company releases equity offering proceeds from escrow due to satisfaction of the conditions necessary for releasing funds from escrow as described in the Registration Statement and Prospectus (the "Closing Date") at the office of the Company's escrow agent.

4.    FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement
Agent and the Purchasers:

(a) (i) to make no further amendment or supplement prior to the Closing Date to the Registration Statement or any amendment or supplement to the Prospectus, without the consent of the Placement Agent, which consent shall not be unreasonably withheld; (ii) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units, to advise the Placement Agent promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement or amendment to the Prospectus has been filed and to furnish the Placement Agent with copies thereof; (iii) subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units, to use its reasonable best efforts, to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus; (iv) to advise the Placement Agent, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus or for additional information and (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of the Prospectus or any amendment or supplement thereto, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order.

(b)    To comply with the Securities Act and the Exchange Act, and the Rules and Regulations thereunder, so as to permit the completion of the distribution of the Units as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by a Placement Agent or a dealer in connection with the distribution of Units contemplated by the Prospectus, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with such law. Before amending the Registration Statement or supplementing the Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file such amendment or supplement to which the Placement Agent reasonably objects.

(c)    To furnish promptly to the Placement Agent and to counsel for the Placement Agent a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(d)    To deliver promptly to the Placement Agent such number of the following documents as the Placement Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) the Prospectus and any amendment or supplement thereto (not later than 3:00 P.M., New York City time, on the Business Day following the date of such amendment or supplement); and (iv) any document incorporated by reference in the Prospectus. The Company will pay the expenses of printing or other production of all documents relating to the Offering.

(e)    To the extent not available on EDGAR, to make generally available to its members as soon as practicable, but in any event not later than eighteen months after the effective date of the Initial Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(f)    To promptly take from time to time such actions as the Placement Agent may reasonably request to qualify the Units for offering and sale under the securities, or blue sky, laws of such jurisdictions (including without limitation any post-filing requirements) as the Placement Agent may designate and to continue such qualifications in effect for so long as required for the distribution of the Units. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

(g)    Prior to the Closing Date, to furnish to the Placement Agent, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Prospectus or the Registration Statement.

(h)    Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law. In such event, the Company shall consult with the Placement Agent as to the contents of such press release.

(i)    To apply the net proceeds from the sale of the Units in substantially the same manner as set forth in the Prospectus under the heading "Use of Proceeds", unless any deviation from such application is in accordance with the Registration Statement and occurs only after approval by the Board of Directors of the Company.

(j)    To comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(k)    To engage and maintain, at its expense, a registrar and transfer agent for the Units or to act as its own registrar and transfer agent.

(1)    To not take any action prior to the Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 6(b).

(m)    To supply the Placement Agent with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Units under the Securities Act.

5.    PAYMENT OF EXPENSES. The Company agrees with the Placement Agent to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Units to the Purchasers and any taxes payable in that connection; (b) the costs incident to the Registration of the Units under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement and Prospectus and any amendments and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, this Agreement by mail, telex or other means of communication; (d) the related reasonable fees and expenses of counsel for the Placement Agent, including without limitation, those incurred in connection with the preparation of this Agreement and the review, revision, comment and filing of the Prospectus and preparation or review of filings required under the Securities Act, Exchange Act, Blue Sky or FINRA rules and regulations; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Units under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda (including related reasonable fees and expenses of counsel to the Placement Agent); (g) all fees and expenses of the registrar and transfer agent of the Units; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's independent accountants and the travel and other expenses incurred by Company personnel in connection with any "roadshow" including, without limitation, any expenses advanced by the Placement Agent on the Company's behalf (which will be promptly reimbursed)). All out-of-pocket expenses incurred by the Placement Agent as described in this Section 5 shall be submitted by the Placement Agent to the Company, on a monthly basis, and shall be deemed reasonable and unobjectionable upon a reasonable showing by the Placement Agent that such expenses were incurred, directly or indirectly, in connection with the proposed transactions or relationship of the parties as described herein. The Company has previously remitted to the Placement Agent a retainer sum of $50,000. This amount constitutes an advance fee payable to the Placement Agent for securing its efforts hereunder and shall not be considered an advance against any out-of-pocket expenses incurred by the Placement Agent to be reimbursed by the Company pursuant to this provision. Within 30 days of submission from the Placement Agent to the Company of the requested reimbursement expense, the Company shall make full payment of the requested reimbursement provided that the expenses are deemed reasonable and unobjectionable. In addition to any fees, costs or expenses paid to Placement Agent hereunder, the Placement Agent shall be entitled to retain the $50,000 retainer described above upon termination of the Offering prior to the Closing Date, regardless of the reason for such termination. Upon successful closing of the Offering, the retainer shall be applied against the fees due the Placement Agent.

6.    CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENT AGENT AND THE PURCHASERS, AND THE SALE OF THE UNITS. The respective obligations of the Placement Agent and the Purchasers, and the closing of the sale of the Units hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)    No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. The Registration Statement and any filings required to be made by the Company in accordance with Section 4(a) shall have been timely filed with the Commission.

(b)    The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading.

(c)    All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Units, the Registration Statement and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)    The Placement Agent shall have received from Brown, Winick, Graves, Gross, Baskerville & Schoenebaum P.L.C., counsel for the Company, such counsel's written opinion, addressed to the Placement Agent and the Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent as set forth in Exhibit C attached hereto.

(e)    The Company shall have furnished to the Placement Agent and the Purchasers a certificate, dated as of the Closing Date, executed by its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement and the Prospectus and, in their opinion, each of the Registration Statement as of its effective date and the Prospectus, as of each such effective date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading, (ii) since the effective date of the Initial Registration Statement no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and covenants contained in this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no change in the financial position or results of operation of the Company that could have a Material Adverse Effect, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company taken as a whole, except as set forth in the Prospectus, and (v) the Initial Registration Statement became effective on January 29, 2008, and to their knowledge, as of the Closing Date (I) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been commenced or are pending before or are contemplated by the Commission and (II) no action has been taken by any governmental agency, body or official, and no injunction, restraining order or order of any nature by any federal or state court has been issued, which would prevent the issuance of the Units.

(f)    At the Execution Time, the Placement Agent shall have received from Hein & Associates LLP a letter, addressed to the Placement Agent and dated such date, in form and substance satisfactory to the Placement Agent (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or incorporated by reference in the Prospectus.

(g)    On the Closing Date, the Placement Agent shall have received a letter (the "bring-down letter") from Hein & Associates LLP addressed to the Placement Agent and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus as of a date not more than three Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Placement Agent concurrently with the execution of this Agreement.

(h)    (i) The Company shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Prospectus, and (ii) since such date there shall not have been any change in the membership interests or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, members' equity, results of operations or prospects of the Company, otherwise than as set forth in or contemplated by the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated by the Prospectus.

(i)    Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, there shall have been an escalation in hostilities in which it is not already engaged involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated by the Prospectus.

(j)    No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Units.

(k)    The Company shall have prepared and filed with the Commission all appropriate Current Reports on Form 8-K as may be required under the Exchange Act.

(l)    The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

(m)    Prior to the Closing Date, the Company shall have furnished to Placement Agent such further information, certificates and documents as it may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

7.    INDEMNIFICATION AND CONTRIBUTION.

(a)    The Company shall indemnify and hold harmless the Placement Agent, its officers, employees, representatives and agents and each person, if any, who controls the Placement Agent within the meaning of the Securities Act (collectively the "Placement Agent Indemnified Parties" and each a "Placement Agent Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto except insofar as any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement of material fact contained in, and in conformity with, information concerning such Placement Agent furnished by Placement Agent for use in the Registration Statement; (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as any such loss, claim, damage, liability or action arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with information concerning such Placement Agent furnished by Placement Agent for use in the Registration Statement (or which Placement Agent failed to provide but that was necessary to make the information provided not misleading), or (iii) any breach of the representations and warranties of the Company contained herein, and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

(b)    The Placement Agent shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "Company Indemnified Parties" and each a "Company Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any breach by the Placement Agent of the representations, warranties, covenants, or agreements by the Placement Agent contained in this Agreement, (ii) any untrue statement or alleged untrue statement of material fact contained in, and in conformity with, information concerning such Placement Agent furnished by Placement Agent for use in the Registration Statement, or (iii) any omission or alleged omission to state a material fact in the Registration Statement in connection with information concerning such Placement Agent furnished by Placement Agent for use in the Registration Statement (or which Placement Agent failed to provide but that was necessary to make the information provided not misleading), and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability, which the Placement Agent and the Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise he available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity by the Placement Agent under this Section 7(b) exceed the total compensation received by such Placement Agent in accordance with Section 1(e).

(c)    Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation: provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action in accordance with the terms hereof and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Placement Agent, if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement, compromise or consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action (other than a judgment entered with the consent of such indemnified party), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)    If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)    If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(11), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to he in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agent with respect to the Units purchased under this Agreement.. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), the Placement Agent shall not be required to contribute any amount in excess of the total compensation received by such Placement Agent in accordance with Section 1(e) less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.    TERMINATION. The obligations of the Placement Agent and the Purchasers hereunder and under the Subscription Agreements may be terminated by the Placement Agent, in its reasonable discretion by notice given to the Company prior to delivery (including electronic delivery) of and payment for the Units if, prior to that time, any condition to the obligations of the Placement Agent and the Purchasers set forth in Section 6 hereof is not satisfied to the satisfaction of Placement Agent or if the Purchasers shall decline to purchase the Units for any reason permitted under this Agreement or the Subscription Agreements. This Agreement and the obligations of the Company hereunder may be terminated by the Company upon breach by the Placement Agent of any of the representations, warranties, covenants, or agreements by the Placement Agent contained in this Agreement if said breach remains uncured ten (10) days after written notice thereof from the Company. The provisions of Sections 1(e), 2, 4, 5, 6, 7 and 9 hereof shall survive any termination of this Agreement. Without limiting the forgoing, the Placement Agent's right to receive payment pursuant to Section 1(e) hereof shall continue despite any such termination and the Placement Agent shall be entitled to receive full payment on the Closing Date of any amounts it would have been entitled to, pursuant to Section 1(e), 5, 9 or otherwise, the same as if this Agreement had not been terminated.

9.    REIMBURSEMENT OF PLACEMENT AGENT'S EXPENSES. If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Placement Agent and the Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Placement Agent, the Company will reimburse the Placement Agent upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel and any expenses advanced by the Placement Agent on the Company's behalf) that shall have been incurred by the Placement Agent in connection with this Agreement and the proposed purchase and sale of the Units and, upon demand, the Company shall pay the full amount thereof to Placement Agent.

10.    SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Purchasers, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also he for the benefit of the Placement Agent Indemnified Parties, and the indemnities of the Placement Agent shall also be for the benefit of the Company Indemnified Parties. It is understood that the Placement Agent's responsibilities to the Company are solely contractual in nature and the Placement Agent does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

11.    SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Units.

12.    NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)    if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to

Thomas Securities LLC, d.b.a. Thomas Group Capital, 3414 Peachtree Road, N.E., Suite 730, Atlanta, GA 30326, Attn: Thomas Borbone (Fax: 678-500-1225), with a copy to: Taylor, Busch, Slipakoff & Duma, LLP, 1600 Parkwood Circle, Suite 200, Atlanta, GA 30339, Attention: Adam Slipakoff, Esq. (Fax: 770-434-7376).

(b)    if to the Company shall be delivered or sent by mail, telex or facsimile transmission to East Coast Ethanol, LLC, 1907 Thurmond Mall, P.O. Box 1058, Columbia, South Carolina 29202, Attention: John F. Long, Chief Financial Officer (Fax: 803.799.5658), with a copy to: BrownWinick, PLC, Suite 2000 Ruan Center, 666 Grand Avenue, Des Moines, Iowa 50309, Attention: Valerie Bandstra, Esq. (Fax: 515.323.8559)

13.    DEFINITIONS OF CERTAIN TERMS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

"Business Day" shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the Nasdaq National Market is not open for trading.

"Effective Date" shall mean each date and time that the Registration Statement (and any post-effective amendment or amendments thereto) became or becomes effective.

"Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

"Interference Proceeding" shall have the meaning set forth in 35 U.S.C. § 135.

"To the Company's knowledge" and words of similar import shall mean that knowledge which the Company actually has in its possession.

14.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

15.    PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to he invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

16.    GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agent.

17.    COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

EAST COAST ETHANOL, LLC

By:  /s/ Randy D. Hudson

Name: Randall D. Hudson
Title: Chief Executive Officer

Accepted as of the date first above written:

THOMAS SECURITIES LLC

/s/ William G. Vincent

William G. Vincent
President/CEO

EXHIBIT A
EXCLUSIVE TERRITORY

North Carolina

Virginia

Maryland

EXHIBIT B
PROSPECTUS

EXHIBIT C
OPINION OF COUNSEL FOR THE COMPANY

1. The Company validly exists as a limited liability company in good standing under the laws of the State of Delaware, with the limited liability company power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company has no subsidiaries

2. The Company is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually, or in the aggregate, have a Material Adverse Effect.

3. The Company has the authorized capitalization set forth in the Registration Statement and the Prospectus. The Units to be delivered on the Closing Date have been duly and validly authorized and, when issued, delivered and paid for in accordance with the Placement Agreement, will be fully paid and non-assessable. The Units conform as to legal matters to the descriptions thereof contained in the Registration Statement and the Prospectus in all material respects.

 4. The Company is not in violation of any material provision of its certificate of organization or operating agreement and, to the best of our knowledge, is not in material default in the performance of any obligation, agreement, covenant or condition contained in any document filed as an exhibit to the Registration Statement or incorporated by reference therein.

5. Except as otherwise disclosed in the Registration Statement and Prospectus, there are no preemptive or similar rights that entitle or will entitle any person to acquire any Units from the Company upon issuance or sale thereof pursuant to any document filed as an exhibit to the Registration Statement or incorporated by reference therein.

6. Except as otherwise disclosed in the Registration Statement and Prospectus and to our knowledge, no person or entity has the right to require the registration of Units or other securities of the Company because of the filing or effectiveness of the Registration Statement or the completion of the offering.

7. The Company has the limited liability company power and authority to execute and deliver the Placement Agreement, the Subscription Agreements and the Units and to perform its obligations under the Placement Agreement and the Subscription Agreements. All limited liability company action required to be taken for the due and proper authorization, execution and delivery of the Placement Agreement and consummation of the transactions contemplated by the Placement Agreement have been duly and validly taken.

8. The Placement Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

9. To our knowledge and other than as set forth in the Registration Statement or the Prospectus, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is subject which are required to be disclosed in the Registration Statement or the Prospectus pursuant to Item 103 of Regulation S-B of the Rules and Regulations that are not described as required.

10. The execution, delivery and performance of the Placement Agreement and consummation of the transactions contemplated by the Placement Agreement do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to us to which the Company is a party or by which any of the Company or its properties or assets may be bound and which is filed as an exhibit to the Registration Statement and the documents incorporated therein by reference, (B) violate or conflict with any provision of the certificate of organization or operating agreement of the Company, or, (C) to our knowledge, violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body known by us to be applicable to the Company, except (in the case of clauses (A) and (C)) for any of the foregoing that would not individually or in the aggregate have a Material Adverse Effect.

11. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of the Placement Agreement or consummation of the transactions contemplated by the Placement Agreement, including the issuance and sale of the Units, except for (1) such as are required by the Securities Act and blue sky laws; and (2) such as are required by FINRA.

12. To our knowledge, the Company is not a party to any contract or agreement of a character required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement pursuant to Item 601(b)(10) of Regulation S-B of the Rules and Regulations that has not been described or filed as required.

13. No facts have come to our attention that have caused us to believe that the Registration Statement or the Prospectus and any amendments thereof or supplements thereto contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial or statistical information included therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement).

14. The Company is not and, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.